UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 19, 2007

Hines Real Estate Investment Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

000-50805	20-0138854
(Commission File Number)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 5000, Houston, Texas	77056-6118
(Address of Principal Executive Offices)	(Zip Code)

(888) 220-6121
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On July 25, 2007, Hines Real Estate Investment Trust, Inc. (“Hines REIT”) filed a Current Report on Form 8-K with regard to the acquisition on July 19, 2007 by a wholly-owned subsidiary of Hines REIT Properties, L.P., its majority-owned subsidiary (and together with Hines REIT, the "Company"), of 3 Huntington Quadrangle, a two-building office complex located in Melville, New York, as described in such Current Report. After reasonable inquiry, the Company is not aware of any material factors relating to the property that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

3 Huntington Quadrangle, Melville, New York—Six Months Ended June 30, 2007 (Unaudited) and
For the Year Ended December 31, 2006

Independent Auditors’ Report
Statements of Revenues and Certain Operating Expenses
Notes to Statements of Revenues and Certain Operating Expenses

(b) Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.

Hines Real Estate Investment Trust, Inc.

Unaudited Pro Forma Consolidated Financial Statement for the Year Ended December 31, 2006
Notes to Unaudited Pro Forma Consolidated Financial Statement

(d) Exhibits.
Purchase and Sale Agreement, dated as of June 4, 2007, by and between 3 Huntington Quadrangle, LLC and Hines REIT Properties, L.P. This agreement was filed as Exhibit 10.81 to Amendment #5 to the Current Registration Statement (filed with the Securities and Exchange Commission on July 16, 2007) and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES REAL ESTATE INVESTMENT TRUST, INC.

October 2, 2007                   By:   /s/ Frank R. Apollo
                  Frank R. Apollo
                      Chief Accounting Officer, Treasurer and Secretary

INDEPENDENT AUDITORS’ REPORT

To the Partners of
Hines REIT Properties, L.P.

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of 3 Huntington Quadrangle, a two-building office complex located in Melville, New York (the “Property”) for the year ended December 31, 2006. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Hines Real Estate Investment Trust, Inc.) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 to the Historical Summary of the Property for the year ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Houston, Texas
October 2, 2007

 3 HUNTINGTON QUADRANGLE, MELVILLE, NEW YORK
STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2006

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006
Revenue -
Rental revenue	$5,299,379	$11,255,387
Certain Operating Expenses:
Utilities	1,057,656	1,997,394
Real estate taxes	553,848	1,063,919
Repairs and maintenance	149,859	441,624
Cleaning services	204,627	439,319
Salaries and wages	180,992	393,363
Building management services	99,831	207,308
Insurance	44,789	88,199
Total certain operating expenses	2,291,602	4,631,126
Revenues in excess of certain operating expenses	$3,007,777	$6,624,261

See accompanying notes to statements of revenues and certain operating expenses.

3 HUNTINGTON QUADRANGLE, MELVILLE, NEW YORK
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2007 (Unaudited) and
For the Year Ended December 31, 2006

(1)	Organization

3 Huntington Quadrangle (the “Property” or “3HQ”) is a two-building office complex located in Melville, New York and contains 407,731 square feet (unaudited) of office space. Hines Real Estate Investment Trust, Inc. (“Hines REIT”) acquired the Property through Hines REIT Properties, L.P., its majority owned subsidiary (the “Operating Partnership,” and together, the “Company”). The acquisition was completed on July 19, 2007 by Hines REIT REIT 3HQ LLC, a wholly-owned subsidiary of the Operating Partnership.

(2)	Basis of Presentation

The statements of revenues and certain operating expenses (the “Historical Summaries”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  This Historical Summaries include the historical revenues and operating expenses of the Property, exclusive of interest income and interest expense, early lease termination fees, management fees, and depreciation and amortization, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

The statement of revenues and certain operating expenses and notes thereto for the six months ended June 30, 2007 included in this report are unaudited. In the opinion of the Company’s management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included. Such adjustments consisted of normal recurring items. Interim results are not necessarily indicative of results for a full year.

(3)	Principles of Reporting and Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(4)	Significant Accounting Policies

(a)  Revenue Recognition

The Property’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents, escalations, and charges to tenants for their pro rata share of real estate taxes and operating expenses.  All leases with the tenants are gross leases and leases have been accounted for as operating leases.  Rental income is recognized by amortizing the aggregate lease payments on the straight-line basis over the entire terms of the leases, which amounted to an increase in rental income of approximately $152,072 (unaudited) for the six months ended June 30, 2007, and an increase in rental income of approximately $442,245 for the year ended December 31, 2006.

(b)  Repairs and Maintenance

Expenditures of repairs and maintenance are expensed as incurred.

3 HUNTINGTON QUADRANGLE, MELVILLE, NEW YORK
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES – (Continued)

(5)	Rental Income

The aggregate annual minimum future rental income on noncancelable operating leases in effect as of December 31, 2006 is as follows:

Year ended December 31:	Amount
2007	$7,805,613
2008	7,054,349
2009	6,980,288
2010	5,903,657
2011	1,658,057
Thereafter	5,243,645

    Total minimum future rental income represents the base rent that tenants are required to pay under the terms of their leases exclusive of charges for contingent rents, electric service and real estate taxes.  There were no contingent rents for the year ended December 31, 2006.

    Of the total rental income for the year ended December 31, 2006, 31% was earned from a tenant in the finance and insurance industry, whose lease expires in 2010 and 15% was earned from a tenant in the healthcare industry, whose lease expires in 2010. Also, 75% of the total rental income for the year ended December 31, 2006 was earned from nine tenants in the finance and insurance industry, whose leases expire in various years through 2017. The Property did not earn rental income from any other tenants or industry concentration of tenants which represent more than 10% of the total rental income of the Property for the year ended December 31, 2006.

* * * * *

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENT
December 31, 2006

Hines Real Estate Investment Trust, Inc. (“Hines REIT” and, together with Hines REIT Properties, L.P. (the “Operating Partnership”), the “Company”) made the following acquisitions since January 1, 2006:

Property Name	Date of Acquisition	Purchase Price
Airport Corporate Center	January 31, 2006	$156.8 million
321 North Clark	April 24, 2006	$247.3 million
3400 Data Drive	November 21, 2006	$32.8 million
Watergate Tower IV	December 8, 2006	$144.9 million
Daytona Buildings	December 20, 2006	$99.0 million
Laguna Buildings	January 3, 2007	$118.0 million
Atrium on Bay	February 26, 2007	$215.6 million
Seattle Design Center	June 22, 2007	$56.8 million
5th and Bell	June 28, 2007	$72.2 million
Cargo Center Dutra II	July 2, 2007	$53.7 million
3 Huntington Quadrangle	July 19, 2007	$87.0 million

Additionally, the Company made equity investments in Hines-Sumisei U.S. Core Office Fund, L.P. (the “Core Fund”) totaling approximately $209.3 million during the year ended December 31, 2006, and an additional $58.0 million on June 29, 2007 (effective July 2, 2007).

On July 2, 2007, the Company acquired a 50% interest in Cargo Center Dutra II, an industrial property located in Rio de Janeiro, Brazil, through a joint venture with another affiliate of Hines. The Company accounts for its investment in Cargo Center Dutra II using the equity method of accounting. The Company funded this equity method investment on June 28, 2007.

The unaudited pro forma consolidated statement of operations assumes the $267.3 million in investments in the Core Fund, the investment in Cargo Center Dutra II, and all of the Company’s 2006 and 2007 acquisitions occurred on January 1, 2006.

In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. The Unaudited pro forma consolidated statement of operations is not necessarily indicative of what actual results of operations would have been had the Company made these acquisitions on January 1, 2006, nor does it purport to represent the results of operations for future periods.

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006
(In thousands)

	Year Ended December 31, 2006	Adjustments		Pro Forma
Revenues:
Rental revenue	$61,422	$97,392	(a)	$158,814
Other revenue	2,508	5,867	(a)	8,375
Total revenues	63,930	103,259		167,189
Expenses:
Property operating expenses	17,584	27,280	(a)	44,864
Real property taxes	9,624	14,956	(a)	24,580
Property management fees	1,527	4,741	(a)	6,268
Depreciation and amortization	22,478	38,234	(a)	60,712
Asset management and acquisition fees	17,559	6,877	(b)	24,436
Organizational and offering expenses	5,760	—		5,760
General and administrative expenses	2,819	—		2,819
Total expenses	77,351	92,088		169,439
Income (loss) before other income (expenses), income tax expense and (income) loss allocated to minority interests	(13,421)	11,171		(2,250)
Equity in income/losses of Hines-Sumisei U.S. Core Office Fund, L.P	(3,291)	2,796	(c)	(495)
Loss on derivative instruments, net	(5,306)	—		(5,306)
Interest expense	(18,310)	(30,074	)(d)	(48,384)
Interest income	1,409	—		1,409
Loss before income tax expense and loss allocated to minority interests	(38,919)	(16,107)		(55,026)
Income tax expense	—	(1,000	)(e)	(1,000)
Loss allocated to minority interests	429	229	(f)	658
Net loss	$(38,490)	$(16,878)		$(55,368)
Basic and diluted loss per common share:
Loss per common share	$(0.79)	$(0.30)		$(0.53)
Weighted average number common shares outstanding	48,468	56,960		105,428

See notes to unaudited pro forma consolidated statement of operations and notes to unaudited pro forma consolidated financial statement.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2006

(a)
To record the pro forma effect of the Company’s acquisitions of Airport Corporate Center, 321 North Clark, 3400 Data Drive, Watergate Tower IV, the Daytona Buildings, the Laguna Buildings, Atrium on Bay, Seattle Design Center, 5th and Bell and 3 Huntington Quadrangle, assuming that the acquisitions had occurred on January 1, 2006.

(b)
To record the pro forma effect of the acquisition fees (50% of which is payable in cash and 50% of which is reflected in the participation interest) related to the Company’s acquisitions of additional investments in the Core Fund and acquisitions of the Laguna Buildings, Atrium on Bay, Seattle Design Center, 5th and Bell, Cargo Center Dutra II, and 3 Huntington Quadrangle.

(c)
To record the pro forma effect on the Company’s equity in losses assuming that the Company’s additional investments in the Core Fund and all of the Core Fund’s acquisitions of 720 Olive Way, 333 West Wacker, One Atlantic Center, Warner Center, Riverfront Plaza, the Sacramento Properties, Charlotte Plaza and the Carillon building, as well as the Company’s acquisition of Cargo Center Dutra II had occurred on January 1, 2006.

(d)
To record the pro forma effect of the Company’s interest expense assuming that the debt related to the Company’s acquisitions of Airport Corporate Center, 321 North Clark, 3400 Data Drive, Watergate Tower IV, the Daytona Buildings, the Laguna Buildings, Atrium on Bay, Seattle Design Center, 5th and Bell, and 3 Huntington Quadrangle was outstanding for the entire year presented. The Company obtained the following financing for its acquisitions: 1) assumed a $91 million mortgage note upon the acquisition of Airport Corporate Center with a rate of 4.78%; 2) entered into a $45.0 million mortgage upon the acquisition of 1515 S Street with a rate of 5.68%; 3) borrowed $185.0 million at 5.8575% under its pooled mortgage facility with HSH Nordbank for the purchase of 321 North Clark, Citymark, and 1900 and 2000 Alameda; 4) entered into a $190.0 million CAD ($163.9 million USD as of February 26, 2007) mortgage upon the acquisition of Atrium on Bay with a rate of 5.33%; 5) borrowed $119.0 million at 5.355% under its pooled mortgage facility with HSH Nordbank for the purchase of the Daytona Buildings and the Laguna Buildings; 6) borrowed $70.0 million at 6.03% under its pooled mortgage facility with HSH Nordbank for the purchase of Seattle Design Center and 5th and Bell; and 7) borrowed $48.0 million at 5.98% under its pooled mortgage facility with HSH Nordbank for the purchase of 3 Huntington Quadrangle.

(e)	To record the pro forma effect of income taxes related to the Company’s acquisition of Atrium on Bay, assuming the acquisition had occurred on January 1, 2006.

(f)
To record the pro forma effect on the Company’s loss allocated to minority interests assuming the Company’s additional investments in the Core Fund and its acquisitions of Airport Corporate Center, 321 North Clark, 3400 Data Drive, Watergate Tower IV, the Daytona Buildings, the Laguna Buildings, Atrium on Bay, Seattle Design Center, 5th and Bell, and Cargo Center Dutra II had occurred on January 1, 2006.

HINES REAL ESTATE INVESTMENT TRUST, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENT
For the Year Ended December 31, 2006

(1)  Investment Properties

On January 31, 2006, the Company acquired Airport Corporate Center, a 45-acre office park located in the Airport West/Doral airport submarket of Miami, Florida. Airport Corporate Center consists of 11 buildings constructed between 1982 and 1996 that contain an aggregate of 1,018,627 square feet of rentable area and a 5.46-acre land development site. The aggregate purchase price of Airport Corporate Center was approximately $156.8 million, excluding transaction costs and financing fees. In connection with the acquisition, mortgage financing was assumed in the amount of $91.0 million.

On April 24, 2006, the Company acquired 321 North Clark, a 35-story, 885,664 square foot office building located in Chicago, Illinois. The building has a below-grade parking structure and was constructed in 1987. The seller was 321 North Clark Realty LLC, a joint venture between Hines Interests Limited Partnership (“Hines”) and an institution advised by JP Morgan Chase. The acquisition was consummated on April 24, 2006 by Hines REIT 321 North Clark, a wholly-owned subsidiary of the Company. The aggregate purchase price of 321 North Clark was approximately $247.3 million, excluding transaction costs and financing fees.

On November 21, 2006, the Company acquired 3400 Data Drive, a three-story, 149,703 square foot office building located in Rancho Cordova, California, a submarket of Sacramento. The building was constructed in 1990. The aggregate purchase price of 3400 Data Drive was approximately $32.8 million, excluding transaction costs and financing fees.

On December 8, 2006, the Company acquired Watergate Tower IV, a 16-story, 344,433 square foot office building located in Emeryville, California. The building was constructed in 2001. The aggregate purchase price of Watergate Tower IV was approximately $144.9 million, excluding transaction costs and financing fees.

On December 20, 2006, the Company acquired three office buildings located at 148th Avenue and N.E. 31st Way in Redmond, Washington (the “Daytona Buildings”). The buildings were constructed in 2002 and contain an aggregate of 250,515 square feet of rentable area. The aggregate purchase price for the Daytona Buildings was approximately $99.0 million, excluding transaction costs and financing fees.

On January 3, 2007, the Company acquired six office buildings located on N.E. 31st Way in Redmond, Washington (the “Laguna Buildings”). Four of the buildings were constructed in the 1960’s, while the remaining two buildings were constructed in 1998 and 1999. In aggregate, the buildings contain an aggregate of 464,701 square feet of rentable area. The aggregate purchase price for the Laguna Buildings was approximately $118.0 million, excluding transaction costs and financing fees.

On February 26, 2007, the Company acquired Atrium on Bay, a mixed-use office and retail complex located in the Downtown North submarket of the central business district of Toronto, Canada. Atrium on Bay is comprised of three office towers, a two-story retail mall, and a two-story parking garage. The buildings consist of 1,079,870 square feet of rentable area and are 86% leased to a variety of office and retail tenants. The contract purchase price of Atrium on Bay was approximately $250.0 million CAD (approximately $215.6 million USD as of February 26, 2007), exclusive of transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $190.0 million CAD ($163.9 million USD as of February 26, 2007). The financial statements of Atrium on Bay are translated from Canadian Dollars, the property’s functional currency, into United States Dollars for reporting purposes.

On June 22, 2007, the Company acquired Seattle Design Center, a mixed-use office and retail complex that contains 390,684 square feet of rentable area, located in Seattle, Washington. The complex consists of two buildings, one constructed in 1973 and the other in 1983. The aggregate purchase price of Seattle Design Center was approximately $56.8 million, excluding transaction costs and financing fees.

    On June 28, 2007, the Company acquired 5th and Bell, a six-story office building that contains 197,135 square feet of rentable area, located in Seattle, Washington. The building was constructed in 2002. The maximum net contract purchase price of 5th and Bell was approximately $72.2 million, excluding transaction costs and financing fees.

    On July 2, 2007, the Company acquired a 50% interest in Cargo Center Dutra II, an industrial property located in Rio de Janeiro, Brazil for $103.7 million BRL ($53.7 million USD as of July 2, 2007) through a joint venture with an affiliate of Hines. The property consists of four industrial buildings that contain 693,116 square feet of rentable area. The buildings were constructed in various years from 2001 to 2007. The Company funded this equity method investment on June 28, 2007.

On July 19, 2007, the Company acquired 3 Huntington Quadrangle, a two-building office complex that contains 407,731 square feet of rentable area, located on Long Island in New York. The complex consists of two four-story buildings constructed in 1971. The aggregate purchase price of 3 Huntington Quadrangle was approximately $87.0 million, excluding transaction costs and financing fees.

The unaudited pro forma consolidated statement of operations of the Company assumes that all 2006 and 2007 property acquisitions occurred on January 1, 2006.

(2)  Core Fund

The Core Fund is an investment vehicle organized in August 2003 by Hines to invest in existing office properties in the United States. The third-party investors in the Core Fund other than Hines REIT are, and Hines expects that future third-party investors in the Core Fund will be primarily U.S. and foreign institutional investors or high net worth individuals. The Core Fund was formed as a Delaware limited partnership.

On January 31, 2006, the Core Fund purchased 720 Olive Way, an office property located in the retail core submarket of the central business district of Seattle, Washington. The property consists of a 20-story office building and a parking structure that were constructed in 1981 and substantially renovated in 1997. The aggregate purchase price of 720 Olive Way was approximately $83.7 million, including transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $42.4 million. The Core Fund currently holds approximately a 68.56% interest in 720 Olive Way. Institutional Co-Investors, affiliates of Hines, and third-party investors hold, indirectly, the remaining 20.0%, 0.34%, and 11.10%, respectively.

On April 3, 2006, the Core Fund purchased 333 West Wacker, an office property located in the central business district of Chicago, Illinois. The property consists of a 36-story office building and a parking structure that were constructed in 1983. The aggregate purchase price of 333 West Wacker was approximately $223.0 million, excluding transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $124.0 million. The Core Fund currently holds approximately a 68.56% interest in 333 West Wacker. Institutional Co-Investors, affiliates of Hines, and third-party investors hold, indirectly, the remaining 20.0%, 0.34%, and 11.10%, respectively.

On July 14, 2006, the Core Fund acquired One Atlantic Center, a 50-story, office building located in Atlanta, Georgia. The building was constructed in 1987. The contract purchase price of One Atlantic Center was approximately $305.0 million, exclusive of transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $168.5 million. The Core Fund currently holds approximately an 85.92% interest in One Atlantic Center. Affiliates of Hines and third-party investors hold, indirectly, the remaining 0.18% and 13.90%, respectively.

On October 2, 2006, the Core Fund purchased LNR I, II, and III (“Warner Center”), an office complex located in the central business district of Woodland Hills, California. The property consists of four five-story office buildings, one three-story office building, and two parking structures that were constructed between 2001 and 2005. The aggregate purchase price of Warner Center was approximately $311.0 million, excluding transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $174.0 million. The Core Fund currently holds approximately a 68.56% interest in Warner Center. Institutional Co-Investors, affiliates of Hines, and third-party investors hold, indirectly, the remaining 20.0%, 0.34%, and 11.10%, respectively.

On November 16, 2006, the Core Fund purchased Riverfront Plaza, an office property located in Richmond, Virginia. The property consists of two 21-story office buildings that were constructed in 1990. The contract purchase price of Riverfront Plaza was $277.5 million, excluding transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $135.9 million. The Core Fund currently holds approximately an 85.92% interest in Riverfront Plaza. Affiliates of Hines and third-party investors hold, indirectly, the remaining 0.18% and 13.90%, respectively.

On May 1, 2007, the Core Fund purchased a portfolio of six office properties located in Sacramento, California (collectively the “Sacramento Properties”). The Sacramento Properties include 15 office buildings located in and around the Sacramento metropolitan area that contain approximately 1.4 million square feet. The contract purchase price of the Sacramento Properties was $490.2 million, excluding transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $273.3 million. The Core Fund currently holds approximately a 68.56% interest in the Sacramento Properties. Institutional Co-Investors, affiliates of Hines, and third-party investors hold, indirectly, the remaining 20.0%, 0.34%, and 11.10%, respectively.

On June 20, 2007, the Core Fund purchased Charlotte Plaza, a 27-story office building located in Charlotte, N.C. The building was constructed in 1981. The contract purchase price of Charlotte Plaza was $175.5 million, excluding transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $97.5 million. The Core Fund currently holds approximately an 85.92% interest in Charlotte Plaza. Affiliates of Hines and third-party investors hold, indirectly, the remaining 0.18% and 13.90%, respectively.

On July 2, 2007, the Core Fund purchased the Carillon building, a 24-story office building located in Charlotte, N.C. The building was constructed in 1989. The contract purchase price of the Carillon building was $140.0 million, excluding transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $78.0 million. The Core Fund currently holds approximately an 85.92% interest in the Carillon building. Affiliates of Hines and third-party investors hold, indirectly, the remaining 0.18% and 13.90%, respectively.

The unaudited pro forma condensed consolidated statement of operations of the Core Fund summarized below assumes that all 2006 and 2007 acquisitions occurred on January 1, 2006.

The Company acquired additional interests in the Core Fund totaling approximately $209.3 million during the year ended December 31, 2006 and an additional $58.0 million on June 29, 2007 (effective July 2, 2007). The unaudited pro forma consolidated statement of operations of the Company assumes that these investments occurred on January 1, 2006. Additionally, the unaudited pro forma consolidated financial statement of the Company has been prepared assuming the Company’s investment in the Core Fund is accounted for utilizing the equity method as the Company has the ability to exercise significant influence, but does not exercise financial and operating control, over the Core Fund.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS OF THE CORE FUND
For the Year Ended December 31, 2006

Year Ended December 31, 2006
Revenues and other income	$414,573
Expenses:
Operating	180,493
Interest	64,352
Depreciation and amortization	164,942
Total expenses	409,787
Minority interest	(8,960)
Net loss	$(4,174)